UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 17, 2013

Umax Group Corp.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-174334	99-0364796
(Commission File Number)	(IRS Employer Identification No.)

3923 West 6 th Street Ste. 312
Los Angeles, California	90020
(Address of Principal Executive Offices)	(Zip Code)

(213) 381-6627

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

Item 4.01 - Changes in Registrant's Certifying Accountant.

On November 20, 2013, UMAX GROUP CORP's ("the Company") Board Directors approved the replacement  of the Company's  independent  registered public accountant, Ronald Chadwick, PC, due to his retirement.

On  November  20,  2013,  the Board of  Directors  of the  Company  approved  the engagement  of new auditors,  Cutler & Co., LLC of Denver, Colorado to be the Company's  independent  registered  public  accountant.  No audit committee exists, other than the members of the Board of Directors.

The action to engage new auditors was approved by the Board of Directors.  No audit committee exists, other than the members of the Board of Directors.

In  connection  with audit of fiscal years ended April 30, 2013 and 2012  and the cumulative period of May 1, 2013  through July 31, 2013 and through the date of termination  of  the  accountants,   no  disagreements  exist  with  the  former independent  registered public accountant on any matter of accounting principles or practices,  financial statement disclosure,  internal control assessment,  or auditing  scope  of  procedure,  which  disagreements  if  not  resolved  to the satisfaction of the former  accountant  would have caused them to make reference in connection with their report to the subject of the disagreement(s).

The Independent Auditor Report by Ronald Chadwick, PC for the fiscal years ended April 30, 2013 and 2012, contained an  opinion  which  included  a  paragraph discussing  uncertainties  related  to  continuation  of the  Company as a going concern.

Prior to engaging  Cutler & Co., LLC,  the  Company had not consulted  Cutler & Co., LLC regarding  the  application  of accounting  principles to a specified  transaction,  completed or proposed,  the type of  audit  opinion  that  might  be  rendered  on the  Company's  financial statements  or a reportable  event,  nor did the Company  consult with  Cutler & Co., LLC, regarding any disagreements with its prior auditor on any  matter  of  accounting   principles  or  practices,   financial   statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the  satisfaction  of the  prior  auditor,  would  have  caused  it to make a reference to the subject  matter of the  disagreements  in  connection  with its reports.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.                          Description

----------                               -----------

23.1                                       Letter of Ronald Chadwick, PC, dated November 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Umax Group Corp.

Date: November 20, 2013	By:	/s/ Michelle Mercier
Chief Financial Officer and Director